Share-based benefits reserve	12 Months Ended
Aug. 31, 2025
Share-Based Payment Arrangement [Abstract]
Share-based benefits reserve

9. Share-based benefits reserve

The Company maintains two equity-based compensation plans, the 2021 Legacy Plan and the 2022 Omnibus Plan, designed to attract, retain, and motivate qualified directors, officers, employees, and consultants whose contributions are important to the Company’s success by offering them an opportunity to participate in the Company’s future performance through share-based awards.

Each stock option granted under the plans entitles the holder to acquire one common share of the Company upon exercise. No amounts are payable by the recipient on receipt of the option. The options carry no dividend or voting rights and may be exercised at any time after vesting and before their expiry date.

The total number of common shares reserved for issuance under the plans is limited to 10% of the Company’s issued and outstanding common shares at any given time.

On June 14, 2021, the Company granted stock options that vest over a two-year period, with 25% vesting on the grant date and the remaining unvested options vesting in equal six-month instalments thereafter. The fair value of these options at the grant date was $1,317,155. No stock-based compensation expense was recognized in relation to these grants for the years ended August 31, 2025 and August 31, 2024.

During the year ended August 31, 2025, pursuant to a Board of Directors resolution dated July 16, 2025, the Company approved the issuance of 46,437 Restricted Share Units (RSUs) for a value of $88,136 under the 2022 Omnibus Plan and 73,570 stock options for a value of $146,870, under the 2021 Legacy Plan. The options were granted with an exercise price equal to the fair market value of the Company’s common shares on the grant date, $1.30 per share. Company is in process of issuing 46,437 shares against the RSUs.

These RSUs and options were granted in recognition of the recipients’ past performance and contributions and were therefore fully vested upon grant, with no remaining service or vesting conditions. The RSUs were valued at the market price of the Company’s common shares on the grant date, and the stock options were valued using the Black-Scholes option-pricing model.

As a result of these grants, the Company recognized a stock-based compensation expense of $235,006 during the year ended August 31, 2025, $Nil during the year ended August 31, 2024.

The following reconciles the options outstanding at the beginning and end of the period that were granted to eligible participants pursuant to the Plan:

	August 31, 2025		August 31, 2024
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
	#	$	#	$
Balance, beginning of year	28,284	74.40	28,284	74.40
Granted during the year	73,570	1.30	-	-
Balance as at year end	101,854	28.08	28,284	74.40
Exercisable as at year end	101,854	28.08	28,284	74.40

As of August 31, 2025, all outstanding stock options were fully vested and exercisable, including those granted during the year with a contractual term of ten (10) years from the grant date (expiring July 16, 2035). The weighted-average remaining contractual life of all options outstanding was approximately 7.35 years (August 31, 2024 – 1.8 years). The aggregate intrinsic value of options outstanding at year-end was approximately $200,110, based on the closing market price of $ 4.02 per share.

Pineapple Financial Inc.

Notes to the Consolidated Financial Statements

For the years ended August 31, 2025 and 2024

(Expressed in US Dollars)